UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 9, 2002


                                SCANA Corporation
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             (Exact name of registrant as specified in its charter)



        South Carolina             1-8809                     57-0784499
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(State or other jurisdiction        (Commission             (IRS Employer
  of incorporation)                File Number)         Identification No.)



1426 Main Street, Columbia, South Carolina                     29201
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code: (803) 217-9000
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                                 Not applicable
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          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     On October 9, 2002 SCANA Corporation entered into an underwriting agreement and a price determination agreement with UBS Warburg LLC and Banc of America Securities LLC, acting on behalf of themselves and as Representatives of the Several Underwriters Named in Schedule I of the underwriting agreement. Copies of these agreements are included as Exhibits to the Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      The following exhibits are included in this report:

Exhibit
Number            Description

1.1 Underwriting Agreement dated October 9, 2002 among SCANA Corporation and UBS Warburg LLC and Banc of America Securities LLC, acting on behalf of themselves and as Representatives of the Several Underwriters Named in Schedule I of the underwriting agreement

1.2 Price Determination Agreement dated October 9, 2002 among SCANA Corporation and UBS Warburg LLC and Banc of America Securities LLC, acting on behalf of themselves and as Representatives of the Several Underwriters Named in Schedule I of the underwriting agreement

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             SCANA Corporation
                                              (Registrant)




Date:  October 11, 2002                  By:  s/James E. Swan, IV
                                              James E. Swan, IV
                                              Controller

                                  EXHIBIT INDEX





Exhibit
Number          Description


1.1 Underwriting Agreement dated October 9, 2002 among SCANA Corporation and UBS Warburg LLC and Banc of America Securities LLC, acting on behalf of themselves and as Representatives of the Several Underwriters Named in Schedule I of the underwriting agreement

1.2 Price Determination Agreement dated October 9, 2002 among SCANA Corporation and UBS Warburg LLC and Banc of America
            Securities LLC, acting on behalf of themselves and as Representatives of the Several Underwriters Named in Schedule I of the underwriting agreement